Exhibit 10.23

                     SECURED CONVERTIBLE NOTE AND AGREEMENT

                                   $200,000.00

                             MAXMILLIAN PARTNERS LLC

                                  April 8, 2003


 THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT.

 INVESTMENT IN THE NOTE HEREIN IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK. THE COMPANY IS IN ITS DEVELOPMENT STAGE, HAS NO HISTORY OF REVENUES, EARNINGS OR SIGNIFICANT OPERATIONS, AND IS SUBJECT TO ALL THE RISKS INHERENT IN A NEW BUSINESS ENTERPRISE. NO INVESTMENT IN THE NOTES SHOULD BE MADE BY ANY PERSON WHO IS NOT IN A POSITION TO LOSE THE ENTIRE AMOUNT OF SUCH INVESTMENT.

                                    RECITALS

        WHEREAS, Maxmillian Partners LLC (the "Borrower"), a Delaware limited liability company, operating pursuant to a certain Amended and Restated Limited Liability Company Agreement, dated as of September 24, 2002 (the "Operating Agreement"); and

        WHEREAS, Borrower requires short-term working capital in connection with current operations, and Nexcomm International Beverage, LLC, a current unit holder of the Company ("Holder") has agreed to lend to Borrower $200,000, upon the terms stated herein, including without limitation Holders' right, but not the obligation, prior to repayment, to convert all, or such part as Holder shall elect, of the principal amount due hereunder, together with the interest then accrued thereon, into additional units of the Company issued in connection with any subsequent capital financing of the Company (a "Financing"), or such other equity securities, as shall be sold by Borrower in connection with the completion of the Financing, if any, upon the same terms as are offered to investors generally. Holder shall be issued warrants for units in the Borrower ("Principal Warrants"), together with certain contingent warrants to be issued in the event of a default hereunder ("Default Warrants", and together with the Financing Warrants, referred to herein and therein as the "Warrants"), all in accordance with the terms of the Convertible Note Warrant Agreement ("Warrant Agreement"), of even date herein

         FOR VALUE RECEIVED, MAXMILLIAN PARTNERS LLC, a Delaware limited liability company, having a principal place of business at 372 Danbury Road, Suite 163, Wilton, Connecticut (the "Borrower"), promises to pay to NEXCOMM INTERNATIONAL BEVERAGE, LLC, (the "Holder") at the offices of the Holder located in Southport, Connecticut, or at such other place as Holder shall designate, the principal sum of Two Hundred Thousand and 00/100 Dollars ($200,000.00) or, if then prepaid in part, the outstanding principal amount, on September 8, 2003 ("Expiration Date"), together with interest accrued upon the outstanding principal amount advanced hereunder from time to time, calculated on the basis of a 360-day year for the actual number of days elapsed, at the rate of eight (8%) percent (Interest"), from the date of this Secured Convertible Note and Agreement (the "Note"),until the Expiration Date. In no event shall the Interest hereunder exceed the maximum rate permitted by applicable law. Any payment in excess of the maximum rate shall be deemed a prepayment of principal. Each payment shall be applied first to the payment of Interest and then to the payment of principal. In addition to the other remedies available to Holder herein, and the Default Adjustment set forth in the Warrant Agreement issued by Borrower to Holder in connection herewith, in the event of default, the Interest applicable to this Note shall be 3% above that rate herein, before as well as after judgment, order or other determination. The principal amount of this Note shall be advanced upon the request of the Borrower, and at the sole discretion of the Holder in accordance with the conditions herein. The proceeds of this Note shall be used for normal short-term working capital needs of the Borrower.

                                   ARTICLE ONE
                                   PREPAYMENT

        This Note shall not without the prior written consent of the Holder, be subject to prepayment in whole or in part by Borrower, at any time prior to the earlier of (i) the date on which the Holder waives, releases or terminates its option to convert this Note into the equity securities of the Company as set forth hereinbelow, and (ii) the Expiration Date, it being the intention of the parties that this Note shall either be (A) paid in full with Interest thereon at the Expiration Date, or (B) subject to Holder's prior demand on account of default, converted to units of the Company upon the date of the closing of any Financing, , upon the terms more fully set forth in ARTICLE TWO below ("Conversion Units").

                                   ARTICLE TWO
                                CONVERSION RIGHTS

        2.1 Conversion. At any time prior to the Expiration Date, in the event Borrower shall propose to complete a Financing, Holder shall have the right, exercisable upon written notice to Borrower, to convert in whole or in part, any outstanding principal amount hereunder together with any and all unpaid Interest accrued thereon (the "Obligation") into the Units offered by Borrower in such Financing, upon such terms as are offered to the investors in the Financing generally.

        2.2 Conversion Mechanics. In the event Borrower shall intend to complete a Financing prior to the Expiration Date, and shall prepare any term sheet for such purpose at any time prior to the Expiration Date, Borrower shall provide Holder with written notice of the terms and other particulars pertaining to such Financing, whereupon at any time on or prior to the closing date of such Financing (after all applicable extensions provided in the Term Sheet), Holder shall have the right, exercisable within by Borrower upon notice to Borrower at any time prior to repayment of this Note and the date of closing of such Financing, to convert, in whole or in part, the amount then representing the Obligation, into such equity securities as are sold or issued by Borrower in connection with the Financing, and otherwise upon the terms made part of the offering thereof.


                                  ARTICLE THREE
                           EVENTS OF DEFAULT/SECURITY

        3.1 Default. In the event Borrower shall: (a) fail to pay any amount of the principal or accrued Interest hereupon as same shall become due and payable; (b) breach any of the material covenants or any representation or warranty of Borrower as set forth herein or in the Warrant Agreement issued in connection herewith; or (c) any default by Maxmillians Mixers LLC or Drinks Americas, Inc. (the "Guarantors") pursuant to the terms of the Guaranties or the Security Agreements delivered by them as security for the Obligations hereunder, then at the option of the Holder hereof, and in addition to all other remedies at law or in equity, including without limitation, Holder's right to exercise its security interest in accordance with the provisions of the Article 9 of the Uniform Commercial Code of the State of Connecticut, all amounts of principal and interest then accrued hereon, shall be immediately due and payable, provided Holder shall deliver written notice of such default at the offices of Borrower, and provide Borrower an opportunity to cure such default, which in the event of any default in payment shall endure for a period of ten (10 ) days following the receipt by Borrower of said notice. Borrower shall pay all collection and legal expenses incurred by the Holder, including, without limitation, reasonable attorneys' fees incurred in the collection hereof or in the enforcement or protection of Holder's interests herein.

        3.2 Offsets. Any deposits or other sums at any time credited by or due from Holder to Borrower, and any securities or other property of Borrower at any time in the possession of Holder, may at all times be held and treated as collateral for the payment of this Note and any and all other liabilities (direct or indirect, absolute or contingent, sole, joint, or several, secured or unsecured, due or to become due, now existing or hereafter arising) of Borrower to Holder. Regardless of the adequacy of collateral, Holder may apply or set off such deposits or other sums against such liabilities at any time.

         3.3 Security Interest. In order to secure the payment of the Obligation, Borrower grants Holder a continuing security interest in all assets of the Borrower, including, without limitation, all personal property, accounts, deposit accounts, chattel paper, money, documents, licenses, leases, goods, contract rights, equipment, machinery, fixtures, general intangibles, instruments, inventory, work-in-process, trade names and all such other personal property, if any, specifically listed on the UCC-1 Financing Statements delivered and filed by the Borrower in connection with the security interests granted herein, whether now owed or hereafter acquired, and any and all increases, substitutions, replacements, accessions and additions thereto, and any and all replacements and all cash and non-cash proceeds and products thereof (including proceeds of insurance policies payable by reason of loss or damage to any of the foregoing) (the "Collateral"), all in accordance with the terms herein and the terms of a Security Agreement delivered by Borrower this date. Borrower authorizes Holder to file financing statements or any other similar instruments in any jurisdiction, with or without the signature of Borrower, in order to perfect Holder's security interest in the Collateral. If Borrower fails to make any payment of the Obligation when due, or to comply with any conversion obligation herein as provided, then Holder may exercise any rights it may have under applicable law arising out of such failure. Borrower will at all times provide Holder with the names and addresses of Borrower's existing and future secured creditors, and their representatives to whom Holder may provide notice in order to perfect its secured interest herein.

                                  ARTICLE FOUR
                          MATTERS REGARDING SECURITIES

                 Holder acknowledges that: it has had access upon request to any and all documents, instruments and records in the control of Borrower regarding Borrower's business; this Note and the Units into which this Note is convertible constitute "Restricted Securities" in accordance with the provisions of certain federal and state securities laws and the rules and regulations promulgated thereunder, and may not be eligible for resale in the absence of the filing of an effective registration statement with the Securities and Exchange Commission and the securities divisions of the several states, or absent an available exemption from such registration; Holder is loaning funds to Borrower and shall acquire the equity securities upon conversion of the Obligation herein, if at all, for Holder's own account (and not for the account of others) solely for investment and not with a view to the distribution or resale thereof;

                                  ARTICLE FIVE
                          COVENANTS AND REPRESENTATIONS

        5.1 Advances. Borrower acknowledges that the proceeds hereunder are to be used solely to finance short-term working capital requirements of Borrower to finance either order fullfilment or inventory purchases. Use of the proceeds of this Note for such purposes shall in each case be communicated to, and approved, by Holder prior to the time Borrower shall make any commitment for either such use. Borrrower acknowledges that Holder's approval rights shall endure until such time as the Obligations shall be either repaid or Converted hereunder, and such approval rights shall be exercised by Holder as Holder shall determine in its discretion.

        5.2 Information. Borrower shall provide to Holder any and all information regarding Borrower and its operations as Holder may reasonably request for the purpose of assisting Holder in exercising its approval rights pursuant to Section 5.1 above; provided, however, that the completion of such disclosure shall not of itself be construed to affect Holder's discretion as described in Section 5.1 above.

        5.3 Representations. Borrower, and the undersigned Manager in his individual capacity, warrant and represent to Holder that (i) that Borrower has taken all necessary action and has obtained all approvals and consents necessary to deliver this Note and the other agreements and instruments delivered herewith, including the Warrant Agreement; (ii) the Guarantors have taken all necessary action and have obtained all approvals and consents necessary to deliver the Guaranties and Security Agreements and any other agreements and instruments delivered therewith; (iii) there are no pending or threatened claims against either Borrower or Guarantors which is successfully prosecuted may have a material adverse effect upon the operations or assets of any of them; (iv) there is no outstanding order, decree, judgement or provision of any agreement, or any violation or default of any of same, the effect of which would prevent or prohibit Borrower or Guarantors from performing each of their respective obligations pursuant to this Note, the Warrant Agreement, the Guaranties and the Security Agreements, in accordance with their respective terms; (iv) the delivery of the Note and the Warrant Agreement and the issuance of the securities thereunder, comply with all applicable federal and state securities laws, and the respective regulations promulgated thereunder.


                                   ARTICLE SIX
                                  MISCELLANEOUS

        6.1 Expenses. All attorney's fees and expenses incurred by Borrower and Holder in connection with this Note will be borne by Borrower.

        6.2 Parties in Interest. This Note will be binding upon, inure to the benefit of and be enforceable by, the respective successors and assigns of the parties hereto.

        6.3 Entire Agreement; Amendments. This Note, and the agreements, instruments, schedules, and other writings referred to in this Note, contain the entire understanding of the parties with respect to the subject matter of this Note. There are no restrictions, agreements, promises, warranties, covenants, or undertakings other than those expressly set forth herein or therein. This Note supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Note may be amended only by a written instrument duly executed by both of the parties.

        6.4 Headings. The Article and section headings contained in this Note are for reference purposes only and will not affect in any way the meaning or interpretation of this Note.

        6.5 Notices. All notices, claims, certificates, requests, demands and other communications under this Note ("notices") will be in writing and notices will be deemed to have been duly given on the date personally delivered or the delivery date as reflected on the return receipt if mailed by registered or certified mail, postage prepaid, return receipt requested at the above addresses or to such other address as the party to whom notice is to be given previously may have furnished to the other in writing in the manner set forth in this Section 6.5.

        6.6 No Waiver. No waiver of any breach or default hereunder shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

        6.7 Severability. If any term, condition or provision of this Note shall be declared invalid or unenforceable, the remainder of the Note, other than such term, condition or provision, shall not be affected thereby and shall remain in full force and effect and shall be valid and be enforceable to the fullest extent permitted by law.

        6.8 Law Governing. This Note will be governed by, and construed and enforced in accordance with, the laws of the State of Connecticut applicable to agreements made and to be performed in the State of Connecticut.

                                   ARTICLE SIX
                            REGARDING PRIOR DOCUMENTS

        Borrower acknowledges that this Note replaces and supercedes any instrument or promissory note issued by Borrower to Holder prior hereto and shall not be construed as a novation or repayment and reissue of a new indebtedness for any existing indebtedness.

                                  ARTICLE SEVEN
                                STATUTORY WAIVERS

         7.1 Waiver Of Constitutional Rights To Notice And Hearing On Prejudgment Remedy

BORROWER HEREBY ACKNOWLEDGES THAT THE TRANSACTIONS TO WHICH THIS AGREEMENT RELATE ARE COMMERCIAL TRANSACTIONS. BORROWER HEREBY VOLUNTARELY AND KNOWINGLY WAIVES ITS RIGHT TO NOTICE AND HEARING UNDER CHAPTER 903A OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED AND IN EFFECT ON THE DATE HEREOF, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW OR PROCEDURAL RULE WITH RESPECT TO ANY PREJUDGMENT REMEDY OR OTHER RIGHT OR REMEDY THAT HOLDER MAY ELECT TO USE OR OF WHICH IT-MAY AVAEL ITSELF.

         7.2  Waiver Of Constitutional Right To Jury Trial

BORROWER HEREBY KNOWINGLY AND VOLUNTARELY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS NOTE AND IN ANY ACTION DIRECTLY OR INDIRECTLY RELATED TO OR CONNECTED WITH THIS NOTE, OR ANY CONDUCT RELATING TO THE ADMINISTRATION OR ENFORCEMENT OF THISNOTE, THE DISPOSITION OF COLLATERAL, OR OTHERWISE ARISING FROM THE DEBTOR/CREDITOR RELATIONSHIP OF THE BORROWER AND HOLDER. BORROWER ACKNOWLEDGES THAT THIS WAIVER MAY DEPRIVE IT OF AN DOORTANT RIGHT AND THAT SUCH WAIVER HAS KNOWINGLY AND VOLUNTARI]LY BEEN AGREED TO BY BORROWER.

        IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the date first above written.


                                            BORROWER
                                            MAXMILLIAN PARTNERS LLC



                                            By: /s/
                                               ---------------------------------
                                               J. Patrick Kenny, Manager, duly
                                               authorized



                                            HOLDER
                                            NEXCOMM INTERNATIONAL BEVERAGE, LLC



                                            By:
                                               ---------------------------------
                                               Kenneth H. Close, Member duly
                                               authorized